                                                                   Exhibit 10.28

THIS NOTE HAS NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED
(THE "ACT"),  OR UNDER ANY STATE  SECURITIES  LAW AND MAY NOT BE PLEDGED,  SOLD,
ASSIGNED OR  TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE  REGISTRATION  STATEMENT
WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE  STATE  SECURITIES LAW, OR
UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL,  SATISFACTORY TO THE COMPANY,
THAT SUCH REGISTRATION IS NOT REQUIRED.

                              EMPIRE RESORTS, INC.

                          Subordinated Promissory Note

January 9, 2004                                                         $139,920

     Empire Resorts,  Inc., a Delaware corporation (together with its successors and assigns,  the "Issuer"),  for value received,  hereby promises to pay to the order of  Beatrice  Tollman  (together  with  its  successors,  transferees  and assigns, the "Noteholder") the principal sum of $139,920 (the "Note Amount"), in the amounts and on the dates ("Note Amount Repayment Date") set forth below:

                 DATE                                   AMOUNT
                 ----                                   ------
      (1 Year Anniversary of Note)             (13.33% of the Note Amount)
      (18 Month Anniversary of Note)           (17.78% of the Note Amount)
      (2 Year Anniversary of Note)             (22.22% of the Note Amount)
      (30 Month Anniversary of Note)           (26.67% of the Note Amount)
      (3 Year Anniversary of Note)             (20.00% of the Note Amount)

     1. INTEREST. The Issuer further promises to pay interest on the unpaid Note
Amount from the date hereof until the Note is paid in full  (whether at maturity or  prepayment),  payable  on each Note  Amount  Repayment  Date,  at the simple interest rate of seven percent (7%) per annum.

     2.  PREPAYMENT.  The Issuer may at its option,  at any time or from time to time,  prepay this Note (and  accrued  interest),  in whole or in part,  without premium or penalty.  Any such optional prepayment shall be applied to reduce the unpaid Note Amount installments, in direct order of maturity (such that the Note
Amount next due shall be repaid first).

     3. ISSUER REGISTER. The Issuer shall keep a register at its principal place of business (the "Register") in which it shall enter the  Noteholder's  name and address as set forth above. For the purpose of paying principal and any interest on this Note,  the Issuer  shall be  entitled to rely on the name and address in the Register.

     4.  TRANSFER.  This Note is  neither  assignable  nor  transferable  by the
Noteholder without the Issuer's prior written consent.

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     5. NO WAIVER.  No failure by the  Noteholder  to exercise,  and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder  preclude any other or further exercise  thereof or the  exercise of any other  right.  The  remedies  provided herein are cumulative and not exclusive of any remedies provided by law.

     6.  ACCELERATION.  In case one or more of the following  events ("Events of
Default") (whatever the reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

          (a)  failure by the  Issuer to pay all or any part of the Note  Amount within ten (10) business days after the same shall become due and payable; or

          (b)  failure by the Issuer to pay all or any part of the  interest  on the Note  within ten (10)  business  days  after the same  shall  become due and payable; or

          (c) the  Issuer  becomes  the  subject  of any  voluntary  bankruptcy, insolvency or similar proceeding,  or any involuntary bankruptcy,  insolvency or similar proceeding not stayed or dismissed within sixty (60) days of filing,

then:  (i) except in the case of an Event of Default  specified  in Section 6(c)
hereof,  the  Noteholder,  by notice in writing to the  Issuer,  may declare the aggregate  Note  Amount  to be due and  payable  immediately,  and upon any such declaration  the same shall  become  immediately  due and payable and (ii) if an
Event of Default specified in Section 6(c) occurs,  the Note Amount shall become and be immediately  due and payable  without any declaration or other act on the part of the Noteholder.

     7. NO  ACTION.  The  Issuer  shall not by any  action,  including,  without
limitation,    amending   its   certificate   of   incorporation   through   any
reorganization,   reclassification,   merger,  consolidation,   sale,  transfer,
disposition,  dissolution,  winding up, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the  terms of this  Note,  but will at all  times in good  faith  assist  in the carrying  out of all such terms and in the taking of all such  actions as may be reasonably  necessary  or  appropriate  to protect the rights of the  Noteholder against impairment.

     8. COSTS; EXPENSES. Should the Noteholder initiate an action to enforce the provisions of this Note, then the prevailing party in such action, as determined by the court, agency,  tribunal or other body with jurisdiction over the action, shall be reimbursed its reasonable fees and out-of-pocket expenses of counsel in connection with such action.

     9.  AMENDMENT.  This Note may only be  amended by a written  instrument  or instruments executed by both the Issuer and the Noteholder.

     10.  SENIOR  DEBT.  This Note  shall be senior to all  existing  and future indebtedness  of the Issuer  other than  indebtedness  created  pursuant to that certain  promissory note issued by the Issuer to Societe Generale on December 9,
2002 for the principal sum of $1,600,000.

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     11.  WAIVERS.   The  Issuer  hereby  waives  any  requirements  of  demand, presentment for payment, notice of dishonor, notice of protest and protest.

     12.  GOVERNING  LAW;  FORUM.  This  agreement  shall be  governed  by,  and construed and interpreted in accordance  with, the laws of the state of New York without reference to the choice of laws provisions thereof.  Any action, suit or proceeding initiated by any party hereto against any other party hereto under or in  connection  with this Note shall be brought in any state or federal court in the  State of New York.  Each  party  hereto  submits  itself  to the  exclusive jurisdiction  of any such court,  waives any claims of forum non  conveniens and agrees  that  service of  process  may be  effected  on it by the means by which notices are to be given pursuant to this Note.

     13.  NOTICES.  All  notices  (including  other  communications  required or permitted)  under  this Note must be in  writing  and must be  delivered  (a) in person,  (b) by registered or certified mail,  postage  prepaid,  return receipt requested,  (c) by a generally  recognized  courier or  messenger  service  that provides written  acknowledgment of receipt by the addressee or (d) by facsimile or other generally accepted means of electronic transmission with a verification of delivery. Notices are deemed delivered when actually delivered to the address for notices.  Notices to the Noteholder  must be given to its last known address appearing  on the  Register  and  notices  to the  Issuer  must be  given at its principal  place of business.  Any party may furnish,  from time to time,  other addresses for notices to it.

     IN  WITNESS  WHEREOF,  Issuer has caused  this Note to be  executed  by its officer thereunto duly authorized as of the date first above written.

                                    EMPIRE RESORTS, INC.

                                    By: /s/ Thomas W. Aro
                                       ---------------------------------------
                                       Name:
                                       Title:

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